Taxation - Deferred Tax Asset and Liability Balances (Detail) - USD ($) $ in Thousands		Dec. 31, 2017	Dec. 31, 2016
Deferred Tax Assets, Net of Valuation Allowance, Noncurrent	[1]	$ 6,072	$ 3,272
Within one year
Deferred Tax Assets, Net of Valuation Allowance, Noncurrent		6,033
After one year
Deferred Tax Assets, Net of Valuation Allowance, Noncurrent		$ 39

[1]	As at December 31, 2017, the deferred tax asset and liability balances are expected to be recoverable as follows